SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):                    25-Mar-04

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Home Equity Pass-Through Certificates, HEAT Series 2004-1
(Exact name of registrant as specified in its charter)


          Delaware                     333-107055-22          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

     On   25-Mar-04   a scheduled distribution was made from the Trust
        to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Mar-04
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated               25-Mar-04


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Home Equity Pass-Through Certificates, HEAT Series 2004-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:           25-Mar-04

DISTRIBUTION SUMMARY

 Class     Orig Bal       Beg Bal         Prin           Rate
  A-1    442,500,000    442,500,000    1,981,346       1.41750%
  A-2    100,000,000    100,000,000     507,442        1.42750%
  A-3    102,000,000    102,000,000     646,989        1.30750%
  A-4    25,500,000     25,500,000         0           1.55750%
 A-IO-1  256,275,000    256,275,000        0           6.90000%
A-IO-2   767,000,000         0             0           0.00000%
 A-IO-S  800,000,050    800,000,050        0           0.28662%
  M-1    46,000,000     46,000,000         0           1.72750%
  M-2    42,000,000     42,000,000         0           2.29750%
  M-3     8,000,000      8,000,000         0           2.54750%
  B-1    12,000,000     12,000,000         0           2.79750%
  B-2    10,000,000     10,000,000         0           2.99750%
  B-3    12,000,000     12,000,000         0           5.34750%
   X     800,000,050    800,000,050        0              N/A
   R         50             50            50           1.42750%
 Total   800,000,050    800,000,050    3,135,827

 Class       Int            Loss       Total Dist      Int Short
  A-1      400,739          N/A        2,382,085          0
  A-2      91,201           N/A         598,644           0
  A-3      85,205           N/A         732,194           0
  A-4      25,374           N/A         25,374            0
 A-IO-1   1,475,585         N/A        1,475,585          0
A-IO-2        0             N/A            0              0
 A-IO-S    191,083          N/A         191,083           0
  M-1      50,769           0.00        50,769            0
  M-2      61,650           0.00        61,650            0
  M-3      13,021           0.00        13,021            0
  B-1      21,448           0.00        21,448            0
  B-2      19,151           0.00        19,151            0
  B-3      40,998           0.00        40,998            0
   X      2,111,945         N/A        2,111,945          0
   R          0             N/A           50              0
 Total    4,588,168         0.00       7,723,995          0


 Class     End Bal
  A-2    440,518,654
  A-3    99,492,558
  A-4    101,353,011
 A-IO-1  25,500,000
A-IO-2   255,075,565
 A-IO-S  767,000,000
  M-1    796,864,223
  M-2    46,000,000
  M-3    42,000,000
  B-1     8,000,000
  B-2    12,000,000
  B-3    10,000,000
   X     12,000,000
   R     796,864,223
 Total        0
         796,864,223

AMOUNTS PER $1,000 UNIT

 Class      Cusip           Prin          Int            Total
  A-1     437084AP1     4.47761781    0.90562499      5.38324280
  A-2     437084AQ9     5.07442330    0.91201390      5.98643720
  A-3     437084AR7     6.34302922    0.83534725      7.17837647
  A-4     437084AS5     0.00000000    0.99506941      0.99506941
 A-IO-1   437084AT3     0.00000000    5.75781852      5.75781852
A-IO-2    437084BB1     0.00000000    0.00000000      0.00000000
 A-IO-S   437084BC9     0.00000000    0.23885372      0.23885372
  M-1     437084AV8     0.00000000    1.10368065      1.10368065
  M-2     437084AW6     0.00000000    1.46784714      1.46784714
  M-3     437084AX4     0.00000000    1.62757000      1.62757000
  B-1     437084AY2     0.00000000    1.78729167      1.78729167
  B-2     437084AZ9     0.00000000    1.91506900      1.91506900
  B-3     437084BA3     0.00000000    3.41645833      3.41645833
   X      437084BD7     0.00000000    2.63993111      2.63993111
   R      437084AU0    1000.00000000  1.00000000    1001.00000000


           Interest
        Carry-forward
 Class      Amount        End Bal
  A-1    0.00000000    995.52238219
  A-2    0.00000000    994.92557670
  A-3    0.00000000    993.65697078
  A-4    0.00000000    1000.00000000
 A-IO-1  0.00000000    995.31973554
A-IO-2   0.00000000    1000.00000000
 A-IO-S  0.00000000    996.08021632
  M-1    0.00000000    1000.00000000
  M-2    0.00000000    1000.00000000
  M-3    0.00000000    1000.00000000
  B-1    0.00000000    1000.00000000
  B-2    0.00000000    1000.00000000
  B-3    0.00000000    1000.00000000
   X     0.00000000    996.08021632
   R     0.00000000     0.00000000

                          GROUP 1       GROUP 2          TOTAL
Principal Distributions:
Beginning Balance         478,399,721 261,276,363        739,676,084
     Scheduled Princip        370,734     199,145            569,879
     Prepays (Incls Cu      1,610,612     955,337          2,565,948
     Net Liq Proceeds               0           0                  0
     Loan Purchase Pri              0           0                  0
     Total Prin Remit       1,981,346   1,154,481          3,135,827
     Net Realized Loss              0           0                  0
Ending Balance            476,418,375 260,121,882        736,540,257
Ending Count                    3,499       1,541              5,040

Aggregate End Coll Bal    526,368,655 270,495,568        796,864,223

Ending Overcollateralization Amount                             0.05

Prefunding Account:
Beginning Balance          49,950,279  10,373,687         60,323,966
Subsequent Transfer                 0           0                  0
Added to available cer              0           0                  0
Amount in Prefund Acct     49,950,279  10,373,687         60,323,966

Interest Distributions:
Sched Int-Net Serv Fee      2,871,329   1,581,007          4,452,336
Less RAIS                           0           0                  0
Less NPPIS                          0           0                  0
                            2,871,329   1,581,007          4,452,336
Capitalized Interest Account:
Beginning Balance                                            584,000
less: Cap Int Require         121,125      25,155            146,280
less: W/draw Overfund Int Amt to Depositor                         0
Ending Balance                                               437,720

Servicing Fee                  75,747      41,369            117,115
Trustee Fee                     1,475         806              2,281
Credit Risk Manager Fe          6,578       3,593             10,171
Dividend Rewards                    0           0                  0
Excess Servicing Fee          123,587      67,496            191,083



Current Advances as of determination date                    480,161
Outstanding Advances  (end of prior calendar month                 0
   *Wells Fargo did not report any Current Advances.

Has Ocwen failed the Termination Test?            NO

Delinquency Information
        30-59 days delinquent         60-89 days delinquent
            Count              Balance   Count                Balance
Grp 1         6               932,501      0                       0
Grp 2         1               160,711      0                       0
Total         7             1,093,213      0                       0
*Note:  Do not include loans in 4close, bankruptcy, or REO.

        90 or more days delinquent
            Count              Balance
Grp 1         0                     0
Grp 2         1                99,521
Total         1                99,521
*Note:  Do not include loans in 4close, bankruptcy, or REO.

        Outstanding Loans
            Count              Balance
Grp 1       3,499         476,418,375
Grp 2       1,541         260,121,882
Total       5,040         736,540,257

        Foreclosure
Grp 1       Count              Balance
Grp 2         0                     0
Total         0                     0
              0                     0
        Bankruptcy
            Count              Balance
Grp 1         0                     0
Grp 2         0                     0
Total         0                     0

                      REO
            Count              BalanceMarket Value
Grp 1         0                     0           0
Grp 2         0                     0           0
Total         0                     0           0

# of Loans for which Prepay Prems were collected                   2
Prin Bal of Loans for which Prepay Prems were coll           100,721
Current amount of Prepayment Premiums                          2,004

Current Delinquency Rate (60+days)                           0.01249%
Rolling Three Month Delinquency Rate (60+days)               0.01249%

Number of Loans Repurchased                                        0
Principal Balance of Loans Repurchased                             0

Realized Losses incurred during the related Due Pe                 0
Cumulative Realized Losses since Startup Day                       0

Weighted Average Term to Maturity of Mortgage Loan               353
Weighted Average Gross Coupon of Mortgage Loans              7.41317%
Weighted Average Net Coupon of Mortgage Loans                6.89297%

Aggregate number of Mortgage Loans in the pool                 5,040

Insured Payment on Class A                                      0.00

Senior Enhancement Percentage                               16.25000%

Net Excess Spread                                            1.90620%

Deposit to Basis Risk Reserve Fund                                 0
Basis Risk Reserve Fund Balance                                5,000

Interest Rate Cap Account
        Beginning Balance                                          0
        Deposits                                                   0
        Withdrawals                                                0
        Ending Balance                                             0

        Target Amount for the preceding Distributi        12,000,001


        SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Home Equity Pass-Through Certificates, HEAT Series 2004-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        U.S. Bank, National Association, as Trustee